Exhibit 10.2

ASSIGNMENT AND ASSUMPTION AGREEMENT
THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Agreement") is made effective as of the 30th day of June, 2016, by and between New Age Beverages, L.L.C., a Colorado limited liability company ("NAB"), New Age Properties, LLC, a Colorado limited liability company ("NAP"), Aspen Pure, LLC, a Colorado limited liability company, and Xing Beverage, LLC, a Colorado limited liability company ("Xing" and together with NAP and NAB, the "Sellers" or "Assignors") and Bucha, Inc., a Washington corporation (the "Assignee" or "Buyer").  All capitalized terms not defined herein shall have the meanings assigned to them in that certain Asset Purchase Agreement, dated as of the date hereof, by and between Buyer and Sellers (the "Purchase Agreement").
1.            Assignment.  Subject to the terms and conditions of the Purchase Agreement, Assignors do hereby assign, grant, transfer and set over unto the Assignee all of Assignors' rights, benefits, privileges, causes of action and remedies under all of the contracts listed on Exhibit G to the Purchase Agreement (the "Assigned Contracts"), as well as all of the Purchased Assets, together with such other rights, causes of action and remedies as may arise by operation of law, in law or equity, in connection with any of such Assigned Contracts and Purchased Assets.
2.            Assumption of Liabilities.  Subject to the matters set forth herein and in accordance with, and subject to, the provisions of the Purchase Agreement, Buyer hereby assumes the Assumed Liabilities.
3.            Excluded Liabilities.  Seller shall retain, and shall be responsible for paying, honoring and discharging, as and when due, all Excluded Liabilities.  Nothing set forth herein shall be construed to result in the assumption by Buyer of any Excluded Liabilities.
4.            Further Actions.  At any time, and from time to time, after the date hereof: (a) Sellers shall execute and deliver or cause to be executed and delivered to Buyer such other instruments and take such other action, all as Buyer may reasonably request, in order to carry out the intent and purpose of this Agreement; and (b) Buyer shall execute and deliver or cause to be executed and delivered to Sellers such other instruments and take such other action, all as Sellers may reasonably request, in order to carry out the intent and purpose of this Agreement.
5.            Representations and Warranties; Conflict with Purchase Agreement.  This Agreement is subject to the representations, warranties and covenants set forth in the Purchase Agreement.  In the event of any conflict between the provisions hereof and the provisions of the Purchase Agreement, the provisions of the Purchase Agreement shall govern.

Exhibit 10.2 -- Page 1

6.            Amendments and Waivers.  This Agreement may be amended, modified, superseded, cancelled, renewed or extended, and the terms and conditions hereof may be waived, only by a written instrument signed by the parties hereto or, in the case of a waiver, by the party waiving compliance.
7.            Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF COLORADO, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES.
8.            Counterparts; Facsimile.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.  Original signatures hereto may be delivered by facsimile or electronic transmission which shall be sufficient to bind the parties.
[remainder of page intentionally left blank; signatures to follow]

Exhibit 10.2 -- Page 2

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.
BUYER:
BUCHA, INC.

By: _/s/ Brent Willis
Name: Brent Willis
Title: Chief Executive Officer

By: /s/ Neil Fallon
Name: Neil Fallon
Title: Executive Chairman

SELLERS:

NEW AGE BEVERAGES, LLC

By: /s/ Scott Lebon
Name:  Scott Lebon

By: /s/ Tom Lebon
Name:  Tom Lebon

By: /s/ Chuck Ence
Name:  Chuck Ence

Shadrach Beverages, LLC

By:            /s/ Daniel M. Carney
Name:  Daniel M. Carney
Title:    Authorized Signatory

[Signature Page to Assignment and Assumption]

Exhibit 10.2 -- Page 3

NEW AGE PROPERTIES, LLC

By:  /s/ Daniel M. Carney
Name:  Daniel M. Carney

By: /s/ Gayla W. Carney
Name:  Gayla W. Carney

By: /s/ Scott Lebon
Name:  Scott Lebon

By: /s/ Tom Lebon
Name:  Tom Lebon

New Age Beverages, LLC

By:            /s/ Daniel M. Carney
Name:  Daniel M. Carney
Title:    Authorized Signatory

XING BEVERAGE, LLC

Shadrach Beverages, LLC

By: /s/ Tom Lebon
Name:  Daniel M. Carney
Title:    Authorized Signatory

By: /s/ Scott Lebon
Name:  Scott Lebon

By: /s/ Tom Lebon
Name:  Tom Lebon

By: /s/ Chuck Ence
Name:  Chuck Ence

[Signature Page to Assignment and Assumption]

Exhibit 10.2 -- Page 4

ASPEN PURE, LLC

By:  New Age Beverages, LLC

By:             /s/ Daniel M. Carney
Name:  Daniel M. Carney
Title:    Authorized Signatory

[Signature Page to Assignment and Assumption]

Exhibit 10.2 -- Page 5